Exhibit 10(g)

MASTER POWER PURCHASE AND SALE AGREEMENT

COVER SHEET

This Master Power Purchase and Sale Agreement (this "Master Agreement") is made as of the following date: October 15, 2001 (the "Effective Date"). The Master Agreement, together with the exhibits, schedules and any written supplements hereto, the Party A Tariff, if any, the Party B Tariff, if any, any designated collateral, credit support or margin agreement or similar arrangement between the Parties and all Transactions (including any confirmations accepted in accordance with Section 2.3 hereto) shall be referred to as the "Agreement." The Parties to this Master Agreement are the following:

Party A:	The Montana Power Company			Party B:	PPL Montana, LLC, by and through its duly authorized agent, PPL EnergyPlus, LLC
All Notices:				All Notices:
Street:	40 E. Broadway			Street:	45 Basin Creek Road

City:	Butte, MT	Zip:	59701	City:	Butte, MT	Zip:	59701
Attn:	Dan Hickman			Attn:	Director of Trading and Marketing
Phone:	406-497-2814			Phone:	406-533-3500
Facsimile:	406-497-2629			Facsimile:	406-533-0208
Duns:	00-277-8090			Duns:	123356797
Tax ID:	81-0170530			Tax ID:	54-1928759
Invoices:				Invoices:
Attn:	Lisa Barkell			Attn:	Manager of Accounting
Phone:	406-497-3339			Phone:	406-533-3504
Facsimile:	406-497-2629			Facsimile:	406-533-0208
Scheduling:				Scheduling:
Attn:	Dan Hickman			Attn:	Preschedule Desk
Phone:	406-497-2814			Phone:	406-533-3570
Facsimile:	406-497-2629			Facsimile:	406-533-0208
Payments:				Payments:
Attn:	Lisa Barkell			Attn:	Accounting
Phone:	406-497-3339			Phone:	406-533-3502
Facsimile:	406-497-2629			Facsimile:	406-533-0208
Wire Transfer:				Wire Transfer:
Bank:	US Bank			Bank:	Mellon Bank
ABA:	092900383			ABA:	031000037
Account:	156210000816			Account:	2-959-997
Credit and Collections:				Credit and Collections:
Attn:	Ellen Senechal			Attn:	Credit Risk Manager
Phone:	406-497-2666			Phone:	610-774-6053
Facsimile:	406-497-2150			Facsimile:	610-774-5235
With additional Notices of an Event of Default or Potential Event of Default to:				With additional Notices of an Event of Default or Potential Event of Default to:
Attn:	Ellen Senechal			Attn:	PPL Corporation Office of General Counsel Two North Ninth Street Allentown, PA 18101-1179
Phone:	406-497-2666			Phone:	610-774-5529
Facsimile:	406-497-2150			Facsimile:	610-774-6726

The Parties hereby agree that the General Terms and Conditions are incorporated herein, and to the following provisions as provided for in the General Terms and Conditions:

Party A Tariff	Tariff	FERC	Dated	1/06/97	Docket Number	ER97-449-000
Party B Tariff	Tariff	FERC	Dated	8/24/99	Docket Number	ER99-3491-000

Article Two
Transaction Terms and Conditions	[ ] Optional provision in Section 2.4. If not checked, inapplicable.

Article Four
Remedies for Failure to Deliver or Receive	[x] Accelerated Payment of Damages. If not checked, inapplicable.

Article Five	[_] Cross Default for Party A:
Events of Default; Remedies	[x] Party A:	Cross Default Amount $_____________	REDACTED
	[_] Other Entity:	Cross Default Amount $____________
[_] Cross Default for Party B
	[x] Party B:	Cross Default Amount $____________	REDACTED
	[_] Other Entity:	Cross Default Amount $____________
5.6 Closeout Setoff
[X] Option A (Applicable if no other selection is made.)
[_] Option B - Affiliates shall have the meaning set forth in the Agreement unless otherwise specified as follows:
[_] Option C (No Setoff)

Article Eight	Credit and Collateral Requirements
8.1 Party A Credit Protection:	8.2 Party B Credit Protection:
REDACTED	REDACTED

Article Ten
Confidentiality	[x] Confidentiality Applicable If not checked, inapplicable. See Explanation Below

Schedule M
[_] Party A is a Governmental Entity or Public Power System
[_] Party B is a Governmental Entity or Public Power System
[_] Add Section 3.6. If not checked, inapplicable
[_] Add Section 8.6. If not checked, inapplicable
Other Changes	Specify, if any: Yes, the following changes shall be applicable:

GENERAL TERMS AND CONDITIONS.

(a) Definitions. The following definitions are amended as set forth below:

(1) Section 1.51 is amended to (i) add the phrase "for delivery" immediately before the phrase "at the Delivery Point" in the second line and (ii) delete the phrase "at Buyer's option" from the fifth line and replace it with the following: "absent a purchase."

(2) Section 1.53 is amended to (i) delete the phrase "at the Delivery Point" from the second line and (ii) delete the phrase "at Seller's option" from the fifth line and replace it with the following: "absent a sale".

(b) Events of Default.

(1) Section 5.1(g) is amended to (i) delete the romanette numeral "(i)" from the second line, (ii) delete the phrase ", or becoming capable at such time of being declared," from the eighth and ninth lines, and (iii) delete the phrase "or (ii) a default by such Party or any other party specified in the Cover Sheet for such Party in making on the due date therefor one or more payments, individually or collectively, in an aggregate amount of not less than the applicable Cross Default Amount (as specified in the Cover Sheet)" from the ninth through thirteenth lines.

(2) Section 5.1(h)(ii) is amended to delete "three (3) Business Days" on the fourth line thereof and to substitute therefor "one (1) Business Day".

(c) Declaration of an Early Termination Date and Calculation of Settlement Amount. Section 5.2 is amended to delete the following phrase from the last two lines: "under applicable law on the Early Termination Date, as soon thereafter as is reasonably practicable)", and to add the following to the end of Section 5.2: "under applicable law on the Early Termination Date, then each such Transaction (individually, an "Excluded Transaction" and collectively, the "Excluded Transactions") shall be terminated as soon thereafter as reasonably practicable, and upon termination shall be deemed to be a Terminated Transaction and the Termination Payment payable in connection with all such Transactions shall be calculated in accordance with Section 5.3 below). The Gains and Losses for each Terminated Transaction shall be determined by calculating the amount that would be incurred or realized to replace or to provide the economic equivalent of the remaining payments or deliveries in respect of that Terminated Transaction. The Non-Defaulting Party (or its agent) may determine its Gains and Losses by reference to information either available to it internally or supplied by one or more third parties including, without limitation, quotations (either firm or indicative) of relevant rates, prices, yields, yield curves, volatilities, spreads or other relevant market data in the relevant markets. Third parties supplying such information may include, without limitation, dealers in the relevant markets, end-users of the relevant product, information vendors and other sources of market information."

(d) Notice of Payment of Termination Payment. The following shall be added to the end of Section 5.4:

"Notwithstanding any provision to the contrary contained in this Agreement, the Non-Defaulting Party shall not be required to pay to the Defaulting Party any amount under Article 5 until the Non-Defaulting Party receives confirmation satisfactory to it in its reasonable discretion (which may include an opinion of its counsel) that all other obligations of any kind whatsoever of the Defaulting Party to make any payments to the Non-Defaulting Party or any of its Affiliates under this Agreement or otherwise which are due and payable as of the Early Termination Date (including for these purposes amounts payable pursuant to Excluded Transactions) have been fully and finally performed."

(e) Limitation of Remedies, Liability and Damages. The fifteenth line of Section 7.1 is amended to delete the phrase "UNLESS EXPRESSLY HEREIN PROVIDED,".

(f) Downgrade Event. Section 8.1(d) is amended to add the following phrase after the phrase "or other credit assurance acceptable to Party A within three (3) Business Days of receipt of notice": "or fails to maintain such Performance Assurance or guaranty or other credit assurance for so long as the Downgrade Event is continuing".

(g) Downgrade Event. Section 8.2(d) is amended to add the following phrase after the phrase "or other credit assurance acceptable to Party B within three (3) Business Days of receipt of notice": "or fails to maintain such Performance Assurance or guaranty or other credit assurance for so long as the Downgrade Event is continuing".

(h) Assignment. Section 10.5 is deleted and replaced in its entirety by the following: "Neither Party shall assign this Agreement or any of its rights or obligations hereunder (whether by operation of law or otherwise) without the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed. Despite the foregoing, either Party may, without the need for consent from the other Party (and without relieving itself from liability hereunder), (1) transfer, sell, pledge, encumber or assign this Agreement or the accounts, revenues or proceeds hereof in connection with any financing or other financial arrangements, (2) transfer or assign this Agreement to an Affiliate of such Party, or (3) transfer or assign this Agreement to any person or entity succeeding to all or substantially all of the assets of such Party; provided, however, that in the case of (2) and (3) any such assignee shall be required to have a Credit Rating not less than a "Minimum Credit Rating" (as hereinafter defined), and shall agree in writing to be bound by the terms and conditions hereof. Transfers or assignments not in compliance with the requirements of this section shall be void. For purposes of this Section 10.5, a sale, transfer or assignment of 50 percent or more of the assets or outstanding voting securities of or other equity interests in a Party shall be deemed to constitute a transfer or assignment of this Agreement by such Party. 'Minimum Credit Rating' means, with respect to any assignment, that the prospective assignee or transferee shall have long-term, senior, unsecured debt (not supported by third party credit enhancement) that is rated by S&P at "BBB-" and by Moody's at "Baa3."

(i) Confidentiality.

(1) Section 10.11 is amended to add the phrase "or the completed Cover Sheet to this Master Agreement" immediately before the phrase "to a third party" and to add the phrase "or the Party's Affiliates'" immediately after the phrase "(other than the Party's".

(2) Article 10.11 is further amended to include the following final sentence: Each Party agrees that it will make any regulatory filings under or in connection with this Agreement under protective order, if and to the extent that the applicable regulatory agency permits such filing to be made on a confidential basis.

(j) Arbitration. The following provision is added as Section 10.12:

Arbitration. Any dispute or need of interpretation arising out of this Agreement pertaining to the calculation of a payment required pursuant to Article 4 or Article 6 or the calculation of a Termination Payment pursuant to Article 5 shall be submitted to binding arbitration by one arbitrator who has not previously been employed by either Party, and does not have a direct or indirect interest in either Party or the subject matter of the arbitration. Such arbitrator shall either be selected by mutual agreement of the Parties within 15 days after written notice from either party requesting arbitration, or failing agreement, shall be selected under the American Arbitration Association (the "AAA") Commercial Arbitration Rules, using the Expedited Procedures provided therein, as amended and effective on September 1, 2000 (the "AAA Rules"). Such arbitrator shall be familiar with the electric power industry and shall possess such other qualifications as are mutually agreed by the Parties. Such arbitration shall be held in Butte, Montana. The AAA Rules shall govern the conduct of the arbitration to the extent not inconsistent with the rules herein specified, provided that in no event shall the period between the date of written notice requesting arbitration of any dispute under this section and the date of the arbitrator's decision with respect to such dispute exceed 90 days without the written consent of both Parties. Either Party may initiate arbitration by written notice to the other Party and the arbitration shall be conducted pursuant to the AAA Rules as amended to reflect the following: (a) not later than seven days prior to the hearing date set by the arbitrator each Party shall submit a brief with a single proposal for settlement; (b) the hearing shall be conducted on a confidential basis without continuance or adjournment; (c) the arbitrator shall be limited to selecting only one of the two proposals submitted by the Parties; (d) subject to any award of attorneys' fees and expenses by the arbitrator to the prevailing Party pursuant to Section 10.13, the Parties shall divide equally the cost of the arbitrator and the hearing and each Party shall be responsible for its own expenses and those of its counsel and representatives; and (e) evidence concerning the financial position or organizational make-up of the Parties, any offer made or the details of any negotiation prior to arbitration shall not be admissible or disclosable to the arbitrator. In addition, the Parties shall in good faith endeavor to provide for an expedited and informed arbitration by utilizing cooperative discovery and procedures, including without limitation disclosure of material documents, submission and response to reasonable and focused written discovery, scheduling of material and necessary depositions, disclosure of any expert reports and the scheduling and conduct of any pre-hearing conferences and pre-hearing motions, all of which shall be consistent with the intent and purpose of using the AAA Rules. With respect to all other disputes, the Parties shall be entitled to avail themselves of all remedies available at law or in equity.

Acknowledgment of Arbitration. Each Party understands that this Agreement contains an agreement to arbitrate with respect to any payment required pursuant to Article 4 or Article 6 or the calculation of a Termination Payment pursuant to Article 5. After signing this Agreement, each Party understands that it will not be able to bring a lawsuit concerning any dispute that may arise which is covered by the arbitration provision. Instead, each Party agrees to submit any such dispute to an impartial arbitrator. Each Party hereby represents that it has read, understands and agrees to the use of the AAA Rules in connection therewith.

(k) Attorneys Fees. The following provision is added as Section 10.13:

Attorneys Fees. "In the event of any action between the Parties relating to this Agreement or the subject matter hereof, the prevailing Party shall be entitled to recover its reasonable attorneys' fees and expenses and costs of litigation, in addition to any other relief granted or awarded."

IN WITNESS WHEREOF, the Parties have caused this Master Agreement to be duly executed as of the date first above written.

THE MONTANA POWER COMPANY		PPL MONTANA, LLC
By: PPL ENERGYPLUS, LLC, its authorized agent
By:	____________________________	By:	____________________________
Name:	William A. Pascoe ____________________________	Name:	Paul T. Champagne ____________________________
Title:	Vice President ____________________________	Title:	President ____________________________

DISCLAIMER: This Master Power Purchase and Sale Agreement was prepared by a committee of representatives of Edison Electric Institute ("EEI") and National Energy Marketers Association ("NEM") member companies to facilitate orderly trading in and development of wholesale power markets. Neither EEI nor NEM nor any member company nor any of their agents, representatives or attorneys shall be responsible for its use, or any damages resulting therefrom. By providing this Agreement EEI and NEM do not offer legal advice and all users are urged to consult their own legal counsel to ensure that their commercial objectives will be achieved and their legal interests are adequately protected.

MASTER POWER PURCHASE AND SALE AGREEMENT
CONFIRMATION LETTER

(CONFIRMATION LETTER NO. 1 - 300 MW FIRM (LD)),

This confirmation letter shall confirm the Transaction agreed to on October 15, 2001 between THE MONTANA POWER COMPANY ("Party A") and PPL MONTANA, LLC, by and through its duly authorized agent, PPL ENERGYPLUS, LLC ("Party B") regarding the sale/purchase of the Product under the terms and conditions as follows:

Seller:	PPL MONTANA, LLC, by and through its duly authorized agent, PPL ENERGYPLUS, LLC
Buyer:	THE MONTANA POWER COMPANY
Product:
[]	Into _________________, Seller's Daily Choice
[X]	Firm (LD)
[]	Firm (No Force Majeure)
[]	System Firm
	(Specify System:	__________________________________________)
[]	Unit Firm
	(Specify Unit(s):	__________________________________________)
[]	Other	__________________________________________
[]	Transmission Contingency (If not marked, no transmission contingency)
	[] FT-Contract Path Contingency	[]	Seller	[]	Buyer
	[] FT-Delivery Point Contingency	[]	Seller	[]	Buyer
	[] Transmission Contingent	[]	Seller	[]	Buyer
[] Other transmission contingency
	(Specify:	__________________________________________)

Contract Quantity: 300 MWh/hr., 7x24 Base Load, during the Delivery Period set forth below.

Delivery Points:

Primary Delivery Points:

Party A shall designate each of the following delivery points (each, a "Primary Delivery Point"), in a Delivery Point Maximum Quantity (as hereinafter defined) equal to the amount set forth opposite the applicable Delivery Point, as a firm network delivery point into Party A's Transmission System (as hereinafter defined) under the Network Service Agreement (as hereinafter defined):

Primary Delivery Point	Delivery Point Maximum Quantity
PPL Westside Hydro Generation	75 MW
Thompson Falls:	25 MW
the 100 kV bus in the original Thompson Falls Powerhouse
Kerr:	50 MW
the 100 kV bus in Party A's Kerr Switchyard

PPL Eastside Hydro Generation	150 MW
Mystic:	2 MW
the 50 kV bus at Party A's Line Creek Substation
Madison:	6 MW
the 100 kV bus in Party A's Bradley Creek Substation
Hauser:	11 MW
the 69 kV bus located in the Hauser Powerhouse
Holter:	22 MW
the 100 kV bus located in the Holter Powerhouse
Black Eagle:	9 MW
the 100 kV bus located at Party A's Riverview Substation
Rainbow, Cochrane, Ryan:	78 MW
the 69 kV bus located at Party A's Rainbow Substation, or
the 100 kV bus located at Party A's Rainbow Substation
Morony:	22 MW
the 100 kV bus at Party A's Great Falls switchyard
Corette	50 MW
the 100 kV bus in Party A's Billings Steam Plant switchyard
Colstrip 1-2	25 MW
the 230kV bus in Party A's Colstrip switchyard

"Delivery Point Maximum Quantity" means the maximum transmission capacity amount designated, in accordance with the terms and conditions of this Agreement, for deliveries and receipts of energy under this Agreement at any Primary Delivery Point.

"Party A's Transmission System" means each and all of the transmission facilities that are owned, operated or controlled by Party A, and any and all transmission facilities that are sold, transferred or assigned by Party A to any person or entity acquiring, at any time during the term of this Agreement, all or substantially all of the transmission facilities owned, operated or controlled by Party A. Without limiting the foregoing, in the event that any facilities comprising part of Party A's Transmission System are at any time during the term of this Agreement reclassified as distribution or generation integration facilities, such facilities shall nonetheless be and remain part of Party A's Transmission System for purposes of this Agreement.

"Network Service Agreement" means each and every service agreement for network integration (or successor) transmission service entered into by Party A, in its capacity as default supplier, under Party A's Open Access Transmission Tariff (as hereinafter defined) or the Open Access Transmission Tariff of any other transmission provider.

"Party A's Open Access Transmission Tariff" means the FERC-approved Open Access Transmission Tariff of Party A or of any other person or entity owning or operating any portion of Party A's Transmission System, if such portion of Party A's Transmission System does or might affect the rights or obligations of either Party under this Agreement.

The Parties may change Primary Delivery Points from time to time by mutual agreement of the Parties in each instance; provided, however, that the Parties shall be entitled to change any Primary Delivery Point only to the extent that firm transmission capacity is available under the Network Service Agreement at such time at such Delivery Point in the amount of the Delivery Point Maximum Quantity sought by the Parties. Effective upon any such change in Primary Delivery Points, Party A shall designate the new Primary Delivery Point, in an amount equal to the applicable Delivery Point Maximum Quantity, as a firm network delivery point into Party A's Transmission System under the Network Service Agreement.

In no event shall Party B incur any charge or cost whatsoever for or in connection with any change of any Primary Delivery Points. In no event shall Party B bear any risk, charge or cost whatsoever for or in respect of any network redispatch under or in connection with the Network Service Agreement, and Party A shall bear the entire risk thereof and each and all of the costs caused by or resulting therefrom.

Alternate Delivery Points:

Upon any request by Party B, Party A shall, without any charge to Party B, arrange with the applicable transmission provider for receipt of all or a portion of the Contract Quantity at one or more of the non-firm alternate Delivery Points set forth below (any such alternate Delivery Point, an "Alternate Delivery Point") under the Network Service Agreement, at any on-system points of interconnection (including any generation integration points) or any points of interconnection of Party A's Transmission System with any other transmission system or control area, in each case as requested by Party B and subject in each case to the availability of sufficient transmission capacity to receive such quantities at such Alternate Delivery Points. Any such Alternate Delivery Points shall be subject to the terms and conditions of the applicable transmission provider's Open Access Transmission Tariff and all applicable FERC requirements, including as to priority of service (including cases of competing uses by Party A). If such Alternate Delivery Points are or become unavailable for any reason, Party B shall be required to deliver the applicable quantities to Party A at one or more Alternate Delivery Points or Primary Delivery Points.

Alternate Delivery Points:

Colstrip 3-4	the 500 kV bus in Party A's Colstrip switchyard
Broadview	Party A's Broadview Substation
Party A interties	any intertie between Party A and an adjacent control area
Other mutually agreed points.

In the event that Party A has reserved network service transmission capacity under the Network Service Agreement for designated network resources, and such transmission capacity is at any time available for deliveries and receipts of energy at any Alternate Delivery Points, Party A shall, upon any request by Party B, and without any charge to Party B, make such capacity available to Party B, for purposes of deliveries of energy under this Agreement, on a day-ahead basis (or further in advance, by mutual agreement of the Parties) prior to releasing any such transmission capacity for use by any other Person under the applicable transmission provider's Open Access Transmission Tariff.

Contract Price:

Energy Price: $31.15/MWh
Other Charges:	_______________________________________________________________

Delivery Period: HE 1:00 Montana time on July 1, 2002 through HE 24:00 Montana time on June 30, 2007

Special Condition #1: The following modification to the Master Agreement (as defined below):

Section 10.2 (vi) is amended by inserting at the end thereof the following: "except (A) Docket No. D97.7.90, MPSC Order No. 5986t, Order on Commission Authority and Montana Power Company Obligations Pursuant to the Electric Utility Industry and Customer Choice Act, (B) McGreevey, et al. v. The Montana Power Company, et al., Cause No. DV-01-141 (the "Shareholder Action"), (C) PPL Montana, LLC v. Feland, et al., United States District Court for the District of Montana, Helena Division (Civil No. CV-01-34-H-DWM), (D) The Montana Power Company v. Montana Department of Public Service Regulation, et al., Montana First Judicial District, Lewis and Clark County, Cause No. BDV-2001-0552, and (E) Single Moms, Inc., et al. v. The Montana Power Company, et al., United States District Court for the District of Montana, Butte Division (Civil No. CV-01-46-BU-DWM).

Special Condition #2:

Party B shall file this Agreement with the FERC as soon as reasonably practicable after the execution and delivery of this Agreement. In the event that on or before December 31, 2001, the FERC (a) issues an order failing to accept this Agreement for filing, failing to permit this Agreement, including the rates to be charged hereunder, to become effective, or requiring amendment or modification of this Agreement, which order is unacceptable to either Party in such Party's sole discretion (an "Unacceptable Order"), or (b) fails, on or before December 31, 2001, to issue a final order which is acceptable to each Party in such Party's sole discretion, and with respect to which no person or entity files any judicial appeal, accepting this Agreement for filing or otherwise permitting this Agreement, including the rates to be charged hereunder, to be or become effective, the Parties shall be required, for a period of 15 days following the earlier of issuance of the Unacceptable Order or December 31, 2001, to negotiate in good faith regarding amendment of this Agreement to satisfy the requirements of the FERC and of the Parties, in each Party's sole discretion; provided, however, that neither Party shall be required to agree to any amendment of this Agreement, or to enter into any other Agreement, as a result of such negotiations. In the event that the Parties are unable to reach agreement regarding such amendment of this Agreement during such 15-day period, either Party shall be entitled to terminate this Agreement, and each and all of the rights and obligations of both Parties hereunder, effective immediately upon notice to the other Party.

Special Condition #3:

Notwithstanding any other provision of this Agreement, including but not limited to any provision of Article 10, either Party shall be entitled to disclose to any person at any time, without any liability whatsoever, the Products, Product quantities and Delivery Period which are the subject of the Transaction under this Confirmation Letter, and the aggregate revenues and aggregate average purchase price payable to Party B by Party A with respect to the Transaction which is the subject of this Confirmation Letter and the Transaction which is the subject of Confirmation Letter No. 2 - 150 MW Unit Firm entered into by the Parties contemporaneously with this Confirmation Letter.

Special Condition #4:

Party B will provide operating reserves (spinning and supplemental) for this transaction in accordance with NERC and WSCC requirements.

Scheduling: WSCC standard operating procedures

Option Buyer:	_________________________________________________________________
Option Seller:	_________________________________________________________________
	Type of Option:	_________________________________________________
	Strike Price:	_________________________________________________
	Premium:	_________________________________________________
	Exercise Period:	_________________________________________________

This confirmation is being provided pursuant to and in accordance with the Master Power Purchase and Sale Agreement dated October 15, 2001 (the "Master Agreement") between Party A and Party B, and constitutes part of and is subject to the terms and provisions of such Master Agreement. Terms used but not defined herein shall have the meanings ascribed to them in the Master Agreement.

THE MONTANA POWER COMPANY		PPL MONTANA, LLC, by and through its duly authorized agent, PPL ENERGYPLUS, LLC
_____________________________________		_____________________________________
William A. Pascoe Vice President		Paul T. Champagne President
Phone No:	____________________________	Phone No:	____________________________
Fax:	____________________________	Fax:	____________________________

MASTER POWER PURCHASE AND SALE AGREEMENT
CONFIRMATION LETTER

(CONFIRMATION LETTER NO. 2 - 150 MW UNIT FIRM)

This confirmation letter shall confirm the Transaction agreed to on October 15, 2001 between THE MONTANA POWER COMPANY ("Party A") and PPL MONTANA, LLC, by and through its duly authorized agent, PPL ENERGYPLUS, LLC ("Party B") regarding the sale/purchase of the Product under the terms and conditions as follows:

Seller:	PPL MONTANA, LLC, by and through its duly authorized agent, PPL ENERGYPLUS, LLC
Buyer:	THE MONTANA POWER COMPANY
Product:
[]	Into _________________, Seller's Daily Choice
[]	Firm (LD)
[]	Firm (No Force Majeure)
[]	System Firm
	(Specify System:	__________________________________________)
[x]	Unit Firm
(Specify Unit(s): REDACTED

[]	Other	__________________________________________
[]	Transmission Contingency (If not marked, no transmission contingency)
	[] FT-Contract Path Contingency	[]	Seller	[]	Buyer
	[] FT-Delivery Point Contingency	[]	Seller	[]	Buyer
	[] Transmission Contingent	[]	Seller	[]	Buyer
[] Other transmission contingency
	(Specify:	__________________________________________)

Contract Quantity: 150 MW, 6x16, Heavy Load hours (HE 8:00 Montana time through HE 23:00 Montana time, Monday through Saturday, excluding NERC holidays, for the Delivery Period set forth below).

Delivery Points:

Primary Delivery Points:

ARTICLE ONE:   REDACTED

Alternate Delivery Points:

Upon any request by Party B, Party A shall, without any charge to Party B, arrange with the applicable transmission provider for receipt of all or a portion of the Contract Quantity at one or more of the non-firm alternate Delivery Points set forth below (any such alternate Delivery Point, an "Alternate Delivery Point") under the Network Service Agreement, at any on-system points of interconnection (including any generation integration points) or any points of interconnection of Party A's Transmission System with any other transmission system or control area, in each case as requested by Party B and subject in each case to the availability of sufficient transmission capacity to receive such quantities at such Alternate Delivery Points. Any such Alternate Delivery Points shall be subject to the terms and conditions of the applicable transmission provider's Open Access Transmission Tariff and all applicable FERC requirements, including as to priority of service (including cases of competing uses by Party A). If such Alternate Delivery Points are or become unavailable for any reason, Party B shall be required to deliver the applicable quantities to Party A at one or more Alternate Delivery Points or Primary Delivery Points.

Alternate Delivery Points:
PPL Hydro Generation
Thompson Falls:	the 100 kV bus in the original Thompson Falls Powerhouse
Kerr:	the 100 kV bus in Party A's Kerr Switchyard
Mystic:	the 50 kV bus at Party A's Line Creek Substation
Madison:	the 100 kV bus in Party A's Bradley Creek Substation
Hauser:	the 69 kV bus located in the Hauser Powerhouse
Holter:	the 100 kV bus located in the Holter Powerhouse
Black Eagle:	the 100 kV bus located at Party A's Riverview Substation
Rainbow, Cochrane, Ryan:
the 69 kV bus located at Party A's Rainbow Substation, or
the 100 kV bus located at Party A's Rainbow Substation
Morony:	the 100 kV bus at Party A's Great Fall's switchyard
Colstrip 3-4
the 500 kV bus in Party A's Colstrip switchyard
Broadview
Party A's Broadview Substation
Party A interties: Any intertie between Party A and an adjacent control area

Other mutually agreed points.

In the event that Party A has reserved network service transmission capacity under the Network Service Agreement for designated network resources, and such transmission capacity is at any time available for deliveries and receipts of energy at any Alternate Delivery Points, Party A shall, upon any request by Party B, and without any charge to Party B, make such capacity available to Party B, for purposes of deliveries of energy under this Agreement, on a day-ahead basis (or further in advance, by mutual agreement of the Parties) prior to releasing any such transmission capacity for use by any other Person under the applicable transmission provider's Open Access Transmission Tariff.

Contract Price:

Energy Price: $34.93/MWh

Other Charges: ____________________________________________________________

Delivery Period: HE 8:00 Montana time on July 1, 2002 through HE 23:00 Montana time on June 30, 2007

Special Condition #1: The following modification to the Master Agreement (as defined below):

Section 10.2 (vi) is amended by inserting at the end thereof the following: "except (A) Docket No. D97.7.90, MPSC Order No. 5986t, Order on Commission Authority and Montana Power Company Obligations Pursuant to the Electric Utility Industry and Customer Choice Act, (B) McGreevey, et al. v. The Montana Power Company, et al., Cause No. DV-01-141 (the "Shareholder Action"), (C) PPL Montana, LLC v. Feland, et al., United States District Court for the District of Montana, Helena Division (Civil No. CV-01-34-H-DWM), (D) The Montana Power Company v. Montana Department of Public Service Regulation, et al., Montana First Judicial District, Lewis and Clark County, Cause No. BDV-2001-0552, and (E) Single Moms, Inc., et al. v. The Montana Power Company, et al., United States District Court for the District of Montana, Butte Division (Civil No. CV-01-46-BU-DWM).

Special Condition #2:

Party B shall file this Agreement with the FERC as soon as reasonably practicable after the execution and delivery of this Agreement. In the event that on or before December 31, 2001, the FERC (a) issues an order failing to accept this Agreement for filing, failing to permit this Agreement, including the rates to be charged hereunder, to become effective, or requiring amendment or modification of this Agreement, which order is unacceptable to either Party in such Party's sole discretion (an "Unacceptable Order"), or (b) fails, on or before December 31, 2001, to issue a final order which is acceptable to each Party in such Party's sole discretion, and with respect to which no person or entity files any judicial appeal, accepting this Agreement for filing or otherwise permitting this Agreement, including the rates to be charged hereunder, to be or become effective, the Parties shall be required, for a period of 15 days following the earlier of issuance of the Unacceptable Order or December 31, 2001, to negotiate in good faith regarding amendment of this Agreement to satisfy the requirements of the FERC and of the Parties, in each Party's sole discretion; provided, however, that neither Party shall be required to agree to any amendment of this Agreement, or to enter into any other Agreement, as a result of such negotiations. In the event that the Parties are unable to reach agreement regarding such amendment of this Agreement during such 15-day period, either Party shall be entitled to terminate this Agreement, and each and all of the rights and obligations of both Parties hereunder, effective immediately upon notice to the other Party.

Special Condition #3:

Notwithstanding any other provision of this Agreement, including but not limited to any provision of Article 10, either Party shall be entitled to disclose to any person at any time, without any liability whatsoever, the Products, Product quantities and Delivery Period which are the subject of the Transaction under this Confirmation Letter, and the aggregate revenues and aggregate average purchase price payable to Party B by Party A with respect to the Transaction which is the subject of this Confirmation Letter and the Transaction which is the subject of Confirmation Letter No. 1 - 300 MW Firm (LD) entered into by the Parties contemporaneously with this Confirmation Letter.

Special Condition #4:

1.1  REDACTED

Special Condition #5:

Party B's obligations to deliver and Party A's obligations to receive the Products under this Transaction shall not be excused by scheduled maintenance or scheduled outage of any generating unit.

The performance of Party A under this Agreement shall be excused, and no damages shall be payable, including any amounts determined pursuant to Article Four (all as and to the extent provided in Section 3.3 of the Agreement), in the event that transmission for the Transaction is curtailed from the Delivery Point due to Force Majeure (as defined in Section 1.23 of the Agreement). The performance of Party B under this Agreement shall be excused, and no damages shall be payable, including any amounts determined pursuant to Article Four (all as and to the extent provided in Section 3.3 of the Agreement), in the event that transmission for the Transaction is curtailed to the Delivery Point due to Force Majeure (as defined in Section 1.23 of the Agreement).

Scheduling: WSCC standard operating procedures

Option Buyer:	_________________________________________________________________
Option Seller:	_________________________________________________________________
	Type of Option:	_________________________________________________
	Strike Price:	_________________________________________________
	Premium:	_________________________________________________
	Exercise Period:	_________________________________________________

This confirmation is being provided pursuant to and in accordance with the Master Power Purchase and Sale Agreement dated October 15, 2001 (the "Master Agreement") between Party A and Party B, and constitutes part of and is subject to the terms and provisions of such Master Agreement. Terms used but not defined herein shall have the meanings ascribed to them in the Master Agreement.

THE MONTANA POWER COMPANY		PPL MONTANA, LLC, by and through its duly authorized agent, PPL ENERGYPLUS, LLC
_____________________________________		_____________________________________
William A. Pascoe Vice President		Paul T. Champagne President
Phone No:	____________________________	Phone No:	____________________________
Fax:	____________________________	Fax:	____________________________